UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2017

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2017, the 2017 Annual Meeting of Shareholders of FARO Technologies, Inc. (the “Company”) was held at the Company’s headquarters in Lake Mary, Florida. The holders of the common stock of the Company voted upon four Company proposals at the Annual Meeting, with the following results:

Item 1 – Election of two directors to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2020

The holders of the Company’s common stock elected the following directors to serve for a three-year term by the following count:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen R. Cole	13,594,670	745,798	907,519
Marvin R. Sambur, Ph.D.	13,977,470	362,998	907,519

Item 2 – Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2017

The holders of the Company’s common stock ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2017 by the following count:

Votes For	Votes Withheld	Abstentions
15,117,841	79,600	50,546

Item 3 – Non-binding resolution to approve the compensation of the Company’s named executive officers

The holders of the Company’s common stock approved a non-binding resolution with respect to the compensation of the Company’s named executive officers by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,107,067	174,184	59,217	907,519

Item 4 – Non-binding resolution to approve the frequency with which shareholders will vote on the compensation of the Company’s named executive officers

The holders of the Company’s common stock approved a non-binding resolution with respect to the frequency with which shareholders will vote on an advisory basis on the compensation of the Company’s named executive officers by the following count:

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
11,527,584	9,391	2,712,936	90,557	907,519

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc. (Registrant)

May 17, 2017	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary